NEIMAN FUNDS

Neiman Fusion Fund

Supplement dated December 18, 2007

To Prospectus dated August 1, 2007

On December 18, 2007, the Board of Trustees of Neiman Funds (the “Trust”) determined to close the Neiman Fusion Fund (the "Fund") and provide for its orderly dissolution.  The Board's decision was based primarily upon its determination that the small size of the Fund (following redemptions by WESPAC Advisors LLC, the investment sub-adviser to the Fund, of those shares of the Fund held by its advisory clients) made it unlikely that the Fund would be able to meet its investment objectives.  Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about December 28, 2007.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.  WESPAC Advisors LLC and Neiman Capital Management, LLC have contractually agreed to reimburse the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.50% of the Fund’s average daily net assets.  This reimbursement arrangement will continue through the date of liquidation.

As a result of these developments, the Fund is closed to new investors.  While undergoing an orderly liquidation, the Fund will invest in cash and cash equivalents and will not be pursuing its investment objective.  During this period, shareholders may continue to redeem as provided by the terms of the prospectus.

______________________________________

This supplement and the prospectus dated August 1, 2007 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2007, which is incorporated herein by reference and can be obtained without charge by calling 1-877-385-2720.